UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 21, 2005
                                                         ----------------

                               INFOCROSSING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
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             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

     This report may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; retention of customers; the Company's dependence upon third-party suppliers; retention of customers; intellectual property rights; difficulties with the integration of Infocrossing West, Inc. f/k/a ITO Acquisition Corporation d/b/a Systems Management Specialists and Infocrossing Healthcare Services, Inc. and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

     On January 21, 2005, Zach Lonstein, Chairman of the Board and CEO of the Company, was awarded a fully vested, nonqualified option to acquire 750,000 shares of the Company's common stock at $25.00 per share. The average of the high and low prices for one share of the Company's common stock on the date of the grant was $16.995. The award was made pursuant to the Company's 2002 Stock Option and Stock Appreciation Rights Plan, as amended. The purpose of the grant to Mr. Lonstein is to mitigate the financial impact on him for having provided options at $25.00 per share on 750,000 shares of the Company's common stock owned by him to those purchasers (including their successors and assigns) under a certain Securities Purchase Agreement dated as of April 7, 2000 between the Company and such purchasers.








ITEM 9.01(c)

EXHIBITS.

       10.1 Stock Option Agreement dated January 21, 2005 between Mr. Lonstein and the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  January 26, 2005                  By:   /s/ NICHOLAS J. LETIZIA
                                              ----------------------------------
                                              Nicholas J. Letizia
                                              SVP, General Counsel & Secretary